UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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SKYLINE CORPORATION

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SKYLINE CORPORATION

2520 By-Pass Road

P.O. Box 743

Elkhart, Indiana 46515

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 29, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Skyline Corporation (“Skyline” or the “Company”) will be held at the Garden Ballroom, Hilton Garden Inn, 3401 Plaza Court, Elkhart, Indiana 46514, on Friday, September 29, 2017, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1. To elect a Board of Directors for the ensuing year, or until their successors are elected and qualify.

2. To cast an advisory vote on the ratification of the appointment of Crowe Horwath LLP as Skyline’s independent auditor for fiscal year 2018.

3. To cast a non-binding advisory vote on executive compensation for fiscal year 2017.

4. To cast an advisory vote on the frequency of future advisory votes on executive compensation.

5. To transact such other business as may properly come before the meeting, or any adjournment thereof.

The Board of Directors of Skyline recommends that you vote FOR the Board’s nominees for Directors, FOR the approval of the selection of Crowe Horwath LLP as the independent auditor for fiscal year 2018, FOR the approval of the compensation paid to the Named Executive Officers for fiscal year 2017, and for an advisory vote on executive compensation be held every “ONE YEAR.”

Your vote is very important. Please note that in the absence of your specific instructions as to how to vote, brokers may only vote on the ratification of the appointment of the independent auditor, but no other proposals described in this Proxy Statement. In order for your vote to be counted, please make sure that you submit your vote to your broker.

The Board of Directors has fixed the close of business on July 31, 2017, as the record date for the determination of shareholders entitled to notice of, and to vote at, said meeting.

By Order of the Board of Directors

Martin R. Fransted

Corporate Controller and Secretary

August 22, 2017

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

SKYLINE CORPORATION

2520 By-Pass Road, P.O. Box 743

Elkhart, Indiana 46515

August 22, 2017

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Skyline Corporation (“Skyline” or the “Company”) for use at the Annual Meeting of Shareholders to be held September 29, 2017 (the “Annual Meeting”). The shares represented by properly executed proxies received prior to the meeting will be voted. If the shareholder directs in the proxy how the shares are to be voted, they will be voted accordingly. When no direction has been given by the shareholder, it is the intention of the proxies named in the proxy to vote the same in accordance with their best judgment. Any proxy given may be revoked by the shareholder at any time prior to the voting of the proxy by (i) submitting written notice of the revocation to the Corporate Secretary prior to the Annual Meeting; (ii) submitting a later-dated and properly-executed proxy; or (iii) attending the Annual Meeting and voting in person. The approximate date on which this proxy statement and the form of proxy are first sent or given to shareholders is August 22, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on September 29, 2017.

Skyline’s Annual Report to Shareholders, Proxy Statement, and Proxy are available on the Internet at www.skylinecorp.com.

Please contact Skyline’s Secretary, Martin R. Fransted at (574) 350-2251 if you need to obtain directions on how to attend the Annual Meeting and vote in person.

Your vote is very important. Please note that if you hold your shares through a broker, bank, or other nominee, such broker, bank, or nominee may not vote your shares on the election of Directors, the advisory vote on executive compensation for fiscal year 2017, or the advisory vote on the frequency of future advisory votes on executive compensation in the absence of your specific instructions as to how to vote. In order for your vote to be counted, please make sure that you submit your voting instructions to your broker, bank, or other nominee.

VOTING SECURITIES

Only shareholders of record as of the close of business on July 31, 2017, or their proxies are entitled to vote at the Annual Meeting. As of that date, Skyline had outstanding 8,391,244 shares of Common Stock having one vote per share.

Each shareholder is entitled to one vote for each share of Common Stock held by the shareholder. A quorum for purposes of the Annual Meeting shall exist if a majority of the Common Stock of Skyline entitled to vote is represented in person or by proxy at the Annual Meeting. Abstentions, withheld votes, and broker non-votes will be counted for purposes of determining whether a quorum is present. All votes cast at the Annual Meeting will be tabulated by Computershare Trust Company, N.A.

If your shares are held in an account with a bank, broker, or another third party that holds shares on your behalf, referred to herein as a “nominee,” then you are considered the “beneficial owner” of these shares, and your shares are referred to as being held in “street name.” If you hold your shares in “street name,” you must vote your shares in the manner provided for by your bank, broker, or other nominee. Your bank, broker, or other nominee has enclosed or provided a voting instruction card with this proxy statement for you to use in directing the bank, broker, or other nominee how to vote your shares.

If your shares are held by a bank, broker, or other nominee, they may not be voted or may be voted contrary to your wishes if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares. Brokers, banks, and other nominees have the authority under the rules of the New York Stock Exchange (“NYSE”) to vote shares held in accounts by their customers in the manner they see fit, or not at all, on “routine” matters if their customers do not provide them with voting instructions. Proposals 1, 3, and 4 are not considered to be routine matters, but Proposal 2 is considered to be a routine matter. When a proposal is not routine and the bank, broker, or other nominee has not received your voting instructions, a bank, broker, or other nominee will not be permitted to vote your shares and a broker “non-vote” will occur. To ensure your shares are voted in the manner you desire, you should provide instructions to your bank, broker, or other nominee on how to vote your shares for each of the proposals to be voted on at the Annual Meeting in the manner provided for by your bank, broker, or other nominee.

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Shareholders do not have the right to cumulate their votes in the election of directors. Abstentions, broker non-votes, and votes that are withheld will not be included in the vote count and will have no effect on the outcome of the vote.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on an advisory basis, the ratification of the appointment of Crowe Horwath LLP as Skyline’s independent auditor for fiscal year 2018 and the non-binding advisory vote on the executive compensation of the Company’s Named Executive Officers for fiscal 2017. With respect to the non-binding advisory vote relating to the frequency of the shareholder advisory vote on the Named Executive Officers’ compensation, the option receiving the most votes cast (i.e., every one, two, or three years) will be considered the frequency approved by the shareholders. Abstentions and broker non-votes will have no effect on these proposals.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1.

ELECTION OF DIRECTORS

In accordance with the terms of Skyline’s By-Laws, the number of Directors permitted to serve on the Board is currently fixed at seven (7). Directors are elected on an annual basis at Skyline’s Annual Meeting of Shareholders, and each Director holds office for a one-year term. The nominees for Directors for fiscal year 2018 are: Arthur J. Decio, John C. Firth, Richard W. Florea, Samuel S. Thompson, John W. Rosenthal Sr., Matthew W. Long, and Thomas L. Eisele. Proxies cannot be voted for a greater number of persons than seven.

It is intended that the votes authorized by the enclosed proxy will be cast for the election of the seven Director nominees. In the event that one or more of the nominees shall unexpectedly become unavailable for election, the votes will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the present Board or the Board may be reduced accordingly. All of the nominees for whom the proxies intend to vote have agreed to serve as Directors if elected.

Information on the Director nominees can be found beginning on page 6 of this Proxy Statement.

The Board of Directors recommends that shareholders vote FOR all seven Director nominees.

PROPOSAL NO. 2.

ADVISORY VOTE TO RATIFY THE APPROVAL OF THE APPOINTMENT OF CROWE HORWATH LLP AS INDEPENDENT AUDITOR FOR FISCAL YEAR 2018

The Audit Committee is responsible for the appointment of the independent auditor engaged by Skyline. The Board and Audit Committee have appointed Crowe Horwath LLP as independent auditor for fiscal year 2018. The Board of Directors is asking shareholders to ratify this appointment. Crowe Horwath LLP audited Skyline’s financial statements for fiscal year 2017. A representative of that firm will be present at the Annual Shareholders’ Meeting and will have an opportunity to make a statement and answer questions. Shareholders may vote for or against the ratification of Crowe Horwath LLP as Skyline’s independent auditor for fiscal year 2018, or the shareholder may abstain from voting.

The Board of Directors recommends that shareholders vote FOR ratifying the appointment of Crowe Horwath LLP, an independent registered public accounting firm, to serve as Skyline’s independent auditor for fiscal year 2018.

PROPOSAL NO. 3.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors is asking the shareholders to provide an advisory, non-binding vote to approve the compensation paid to our Named Executive Officers, as described in the “Executive Compensation” section of this Proxy Statement. Skyline is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Non-binding votes on executive compensation have occurred at each of Skyline’s Annual Meetings since 2011, and it is anticipated that such non-binding votes will continue to occur on an annual basis.

Skyline’s Compensation Committee oversees the compensation program and compensation awarded. In addition, it adopts changes to the program and awards compensation as appropriate to reflect Skyline’s circumstances and to promote the main objectives of the program. These objectives include: to compete for and retain managerial talent, to reward profitable growth and increase shareholder returns, and to effectively tie pay to performance. The Board is asking the shareholders to indicate their support for the Named Executive Officers’ compensation for fiscal year 2017. The Board believes the executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with the shareholders’ interests to support long-term value creation.

Shareholders may vote for or against the following resolution, or abstain from voting. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers. The proposed resolution is:

“Resolved, that the shareholders approve the compensation paid to Skyline’s Named Executive Officers for fiscal year 2017, as disclosed in the Executive Compensation discussion included in this Proxy Statement.”

While this vote is advisory and not binding on Skyline, the Board and the Compensation Committee expect to consider the outcome of the vote, along with other relevant factors, when considering future executive compensation decisions.

The Board of Directors recommends that shareholders vote FOR the approval of the foregoing resolution on Named Executive Officer compensation.

PROPOSAL NO. 4.

ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

In addition to the non-binding shareholder advisory vote on the compensation paid to our Named Executive Officers, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) also requires Skyline to seek, once every six years, shareholder approval of how often Skyline will seek advisory approval of the Named Executive Officer’s compensation. This non-binding advisory vote is commonly referred to as a “say-on-frequency” vote. The Dodd-Frank Act requires that Skyline present every one, two, or three years, or abstain, as voting alternatives for shareholders.

After careful consideration, the Board of Directors has determined that a non-binding advisory vote on Named Executive Officer compensation that occurs annually is the most appropriate, and the Board recommends that shareholders vote for the approval of this interval. The Board believes that holding a vote every year is the most appropriate option because (i) it would enable our shareholders to provide us with input regarding the compensation of our Named Executive Officers on an annual basis; and (ii) it would encourage continued engagement with our shareholders to obtain their input on our corporate governance matters and our executive compensation philosophy, policies, and practices.

Shareholders are not voting to approve or disapprove the recommendation of our Board of Directors. Instead, shareholders may cast a vote on their preferred voting frequency by choosing any of the following four options with respect to this proposal: “one year,” “two years,” “three years,” or “abstain.” For the reasons discussed above, we are asking our shareholders to vote for a frequency of “one year.” The option that receives the most votes cast at the Annual Meeting will be considered by the Board of Directors in determining the preferred frequency with which we will hold a shareholder vote to approve the compensation of our Named Executive Officers.

Your vote on this proposal will be advisory and non-binding on Skyline, the Board, and the Compensation Committee. However, the Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by shareholders in their vote on this proposal and will consider the option that receives the most votes in determining the frequency of future votes on the compensation of our Named Executive Officers.

The Board of Directors recommends that shareholders vote for a non-binding advisory vote on the compensation of our Named Executive Officers be held every “ONE YEAR.”

DIRECTOR QUALIFICATIONS AND BIOGRAPHICAL INFORMATION

The Board has determined that the current Directors have the qualifications, skills, and experience that are consistent with Skyline’s policy for the selection of Directors. In various fields and positions, all of Skyline’s Directors and nominees have demonstrated their leadership, intellectual, and analytical skills, gained deep experience in core management skills, such as strategy and business development, finance, risk assessment, and leadership development and succession planning, and have gained significant experience in corporate governance and oversight. Biographical information for Skyline’s current Directors, who are also all nominees for election as Directors at the Annual Meeting, and three additional Director nominees who are not currently serving as Directors, is set forth below, including the specific qualifications, skills, and experiences considered by the Governance and Nominating Committee in recommending the slate of nominees.

Current Directors

Arthur J. Decio, age 86, has served as a Director of Skyline since 1959. Mr. Decio is a founder of Skyline and he has been involved in the leadership of Skyline since its inception. He served Skyline in a consulting capacity from September of 2001 until September of 2007. He brings unparalleled knowledge and experience in the manufactured housing industry and Skyline to his Board participation.

John C. Firth, age 59, has served as a Director of Skyline since 2006. Mr. Firth currently serves as President of Quality Dining, Inc. and is a member of its Board of Directors. Quality Dining operates over 200 restaurants in seven states and employs over 8,000 people. From March 1994 through April 2005, Quality Dining’s shares were traded on the NASDAQ. Prior to being named President, Mr. Firth served in a variety of capacities including Executive Vice President, Principal Financial Officer and General Counsel. Before joining Quality Dining in 1996, Mr. Firth was a partner in a South Bend, Indiana law firm. He was appointed to the Indiana Corporate Law Commission by Indiana Governor Joseph E. Kernan (2004 to 2006). Mr. Firth served on the Board of Directors of Smart Temps, LLC, a start-up company which offers industry-leading, cloud-based solutions for real-time temperature management and monitoring from February 2010 until the company was sold to a public company in January 2017. The Board benefits from his executive management experience, strategic vision, corporate governance acumen, business judgment and financial expertise.

Richard W. Florea, age 54, has served as a Director and as President and Chief Executive Officer of Skyline since July 2015. Prior to joining Skyline, Mr. Florea served as President and Chief Operating Officer for Truck Accessories Group, LLC, a producer of fiberglass caps and tonneaus for light and mid-sized trucks. From 1998 through 2009, he was President and Chief Operating Officer of Dutchmen Manufacturing, Inc., a maker of travel trailers. Mr. Florea was a division sales manager for Skyline from 1994 to 1998. Mr. Florea has substantial knowledge of the manufactured housing and recreational vehicle industries, and his demonstrated ability to grow businesses and develop value creation strategies is expected to benefit Skyline’s dealer partners and customers, all of which he brings to his Board participation.

Samuel S. Thompson, age 68, has served as a Director of Skyline since April 2013. Prior to joining the Board, Mr. Thompson practiced law for thirty-eight years, and was a partner with Barnes & Thornburg LLP until December 2012. He was a member of the firm’s Management and Compensation Committees. Mr. Thompson also served as director of a number of highly successful private companies including Beck Industries, Inc., Dometic Corporation, Geocel Corporation and Bock Industries. Mr. Thompson brings his long-standing institutional knowledge of Skyline, corporate governance acumen and business judgment to his board participation at Skyline.

John W. Rosenthal Sr., age 58, has served as a Director of Skyline since September 2016. Mr. Rosenthal is the managing member, Chief Executive Officer and Chief Investment Officer of John W. Rosenthal Capital Management, Inc., a registered investment advisory firm. Prior to founding John W. Rosenthal Capital Management, Mr. Rosenthal served as Chairman, President & Chief Executive Officer of St. Joseph Capital Corporation, a publicly traded bank holding company, from 1996 until it was sold to a larger regional bank in 2007. Prior to founding St. Joseph Capital Bank, Mr. Rosenthal was a vice president and senior corporate banker at The First National Bank of Chicago. Mr. Rosenthal is a former faculty member of the Graduate School of Banking at the University of Wisconsin and has been an adjunct faculty member at the Mendoza College of Business at the University of Notre Dame since 2012. Mr. Rosenthal is also the lead director of Materials Processing Inc., a privately held diversified manufacturing company headquartered in Indianapolis, Indiana. The Board will benefit from his financial, executive management and commercial credit experience along with his sound business judgment.

Nominees Who are Not Currently Directors

Matthew W. Long, age 55, is a nominee standing for first-time election to the Skyline Board at the Annual Meeting. Mr. Long has served as Chief Financial Officer, Treasurer, and Assistant Secretary of Supreme Industries, Inc. a publicly-traded leading manufacturer of truck bodies and specialized commercial vehicles since 2011. Mr. Long also served as Interim Chief Executive Officer of Supreme Industries from March 2012 to May 2013. Throughout his tenure at Supreme Industries, Mr. Long has played a critical role in improving the company’s profitability. Prior to joining Supreme Industries, Mr. Long served as Treasurer of CTS Corporation, a manufacturer of electronic components and sensors and supplier of electronics manufacturing services from June 2003 until February 2011, and as

Assistant Treasurer of CTS from December 2000 until May 2003. Previously, he held a variety of accounting positions for Emerson Electric, General Housewares/Chicago Cutlery, and United Technologies. The Board will benefit from his executive management experience, business judgment, financial and accounting expertise.

Thomas L. Eisele, age 67, is a nominee standing for first-time election to the Skyline Board at the Annual Meeting. Mr. Eisele is the former Senior Vice President, Chief Legal Officer and Secretary of NIBCO Inc., a global manufacturer of flow control products for residential and commercial construction, and industrial and irrigation markets. Mr. Eisele served NIBCO for thirty-one years and was an instrumental member of and advisor to executive management, implementing strategic business growth initiatives, building strong board relations, creating powerful internal and external alliances, managing through crisis and change, providing proactive and effective solutions, and overseeing many aspects of corporate governance and the corporate legal function. He is currently a member of the NIBCO Board of Directors. The Board will benefit from Mr. Eisele’s executive management experience, corporate governance skills, strategic vision and business acumen.

CORPORATE GOVERNANCE

Skyline believes good governance starts with a Board whose independence ensures candid and constructive engagement with management about all aspects of Skyline’s business. Skyline’s Director nomination process seeks persons with the initiative, time, skills, and experience to be effective contributors.

Skyline’s governance processes address matters relating to Board operations that are fundamental to shareholder interests. The independent Directors meet regularly without management present to evaluate Skyline’s results, plans, and challenges, as well as management’s performance and the strength and development of Skyline’s Named Executive Officers. Between June 1, 2016 and May 31, 2017, the Board met five times. All the Directors of the Board were present at these meetings. Skyline’s independent Directors also met in executive session four times during the fiscal year ended May 31, 2017. Directors are expected, although not required, to attend Skyline’s Annual Shareholders’ Meeting, and all Board meetings and meetings of the Committees of the Board on which they serve. In 2016, all of the Directors attended the Annual Meeting of the Shareholders.

The Board is actively engaged in overseeing and reviewing Skyline’s strategic direction and objectives, taking into account (among other considerations) Skyline’s risk profile and exposures. The Board conducts an annual in-depth review of the business, which includes consideration of strategic, operational, competitive, financial, compliance, and other risk exposures. Skyline currently separates the Chairman and CEO functions, with each position held by a different individual. Skyline has at times operated with a combined Chairman and

CEO functions and at other times Skyline has separated those positions. The Board considers the current constituency of management in evaluating whether a combined role is efficient and effective. At the present time, it is the assessment of the Board that separating these positions allows the CEO to focus on the Company’s business, while the Chairman can focus on corporate governance matters, as well as leadership development and succession planning. Mr. Firth serves as the non-executive Chairman of the Board, and his considerable experience with other publicly-traded companies provides him with an excellent background to define the function and structure of the independent Directors. The primary focus of the independent Directors continues to be an independent assessment of the performance of the Company, along with a continuous discussion regarding succession planning. The Board interacts extensively with management in a continuous monitoring of risk factors, both internal and external, that are involved with the particular business of the Company. The independence of the Board, the extensive experience of the Board of Directors, and the sophistication of the individuals serving on the Board provide a high level of ability to address risk at all levels.

Although the Board as a whole has responsibility for risk oversight, three standing committees also oversee Skyline’s risk profile and exposures relating to matters within the scope of each committee’s authority and reports to the Board about their deliberations. The committees are the Audit Committee, Compensation Committee, and the Nominating and Governance Committee. The Audit Committee considers audit, accounting, and compliance risk, and it receives reports from its outside auditors, internal audit staff, and the Chief Financial Officer, among others. The Audit Committee is also responsible for the review of Skyline’s major risk exposures (whether financial, operational, or otherwise), and the steps management has taken to monitor and control such exposures, and for evaluating management’s process to assess and manage Skyline’s enterprise risk issues. The Compensation Committee considers the level of risk implied by Skyline’s compensation programs, including incentive compensation programs in which the CEO and other employees participate. The Nominating and Governance Committee monitors potential risks to the effectiveness of the Board, notably Director succession and the composition of the Board, and the principal policies that guide Skyline’s governance. Each of the committees operates under a written charter to promote clarity in their responsibilities and accountability amongst their members. These committees work in a coordinated way to address recurring matters and respond to unanticipated events, and they are discussed in greater detail below.

In addition, in compliance with the wishes of a majority of the shareholders, shareholders will again have the opportunity to participate in a non-binding advisory vote on the compensation of the Company’s Named Executive Officers.

Committees

Information about Committee meetings is as follows:

The Audit Committee consists of Messrs. Firth, Hammes, Link, Rosenthal, and Thompson. Messrs. Hammes and Link will step down from the Audit Committee upon the expiration of their terms as directors at the Annual Meeting. The Audit Committee met five times during the fiscal year ended May 31, 2017. Every member of the Audit Committee was present at all the meetings, except one committee member missed one Committee meeting. The Committee meets with the accounting firm which conducts the annual audit of Skyline’s financial statements, reviews auditors’ recommendations, reviews the independence of Skyline’s auditors and considers the range of audit and non-audit fees. It also meets with the internal audit staff and Chief Financial Officer, reviews the scope and adequacy of Skyline’s internal auditing program, and reports its findings to the Board with any recommendations it considers appropriate. Skyline’s Board has adopted a written charter for the Audit Committee which is posted to Skyline’s website at www.skylinecorp.com and available in paper form upon request to Skyline’s Secretary. The members of the Audit Committee are all “independent” as defined in the applicable listing standards. Messrs. Firth, Hammes, Rosenthal, and Link are all “Audit Committee Financial Experts.”

The Nominating and Governance Committee consists of Messrs. Thompson, Firth, Hammes, Rosenthal, and Link, all of whom are independent. Messrs. Hammes and Link will step down from the Nominating and Governance Committee upon the expiration of their terms as directors at the Annual Meeting. The Nominating and Governance Committee met two times during the fiscal year ended May 31, 2017. Every member of the Nominating and Governance Committee was present at all the meetings. The Nominating and Governance Committee identifies individuals qualified to become members of the Board, and recommends that the Board nominates such individuals for election to the Board at the next Annual Meeting of Shareholders. The Nominating and Governance Committee also develops and reviews Skyline’s corporate governance guidelines and makes recommendations to the Board regarding the guidelines. The Nominating and Governance Committee believes that candidates for directors should meet certain minimum qualifications including being of the highest ethical character and sharing the values of Skyline as reflected in Skyline’s Code of Business Conduct and Ethics, having reputations both personally and professionally consistent with the image and reputation of Skyline, and being highly accomplished in their respective fields with superior credentials and recognition and having relevant experience and expertise. In selecting candidates, the Nominating and Governance Committee and Board take diversity into account, seeking to ensure a representation of varied perspectives and experience, although Skyline’s nomination policy does not prescribe specific standards for diversity. The Nominating and Governance Committee retains the right to modify these qualifications.

Shareholders may provide the Nominating and Governance Committee information on director candidates for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will consider shareholder recommendations of candidates when the recommendations are properly submitted. To be considered, any such shareholder recommendation must be submitted as set forth under the section of this Proxy Statement below entitled “Shareholder Proposals,” and must comply with the notice, information, and consent provisions set forth in the Company’s Bylaws. Shareholder nominees will be evaluated under several criteria, including: (i) the satisfaction of applicable “independence” and eligibility requirements, such as those required of members of the Audit Committee and the Compensation Committee; (ii) the person’s professional experiences, including achievements, and whether those experiences and achievements would be useful to the Board, given its existing composition, in discharging its responsibilities; (iii) the person’s subject matter expertise, i.e., finance, accounting, legal, management, technology, strategic visioning, marketing, and the desirability of that particular expertise given the existing composition of the Board; (iv) the viewpoint, background, and demographics of the person and whether the person would positively contribute to the overall diversity of the Board; (v) the person’s professional ethics, integrity, and values; (vi) the person’s intelligence and ability to make independent analytical inquiries; (vii) the person’s stated willingness and ability to devote adequate time to Board activities, including attending meetings and development sessions and adequately preparing for those activities; (viii) the person’s service on more than three public company boards, excluding the Board, unless the Nominating and Governance Committee concludes, based upon a review of all of the facts and circumstances, that such service on more than three other public company boards would not impair the ability of the proposed candidate/nominee to discharge his or her responsibilities as a member of the Board, and, provided further, the proposed candidate/nominee does not serve on more than five other public company boards; (ix) the person’s principal business responsibilities; (x) whether the person would be able to serve on the Board for an extended period of time; (xi) whether the person has, or potentially could have, a conflict of interest which would affect the person’s ability to serve on the Board or to participate in decisions that are material to the Company; and (xii) whether and to what extent the person has an ownership interest in the Company. The Nominating and Governance Committee retains absolute discretion and independence in determining whether to recommend a candidate. Skyline has a written charter for the Nominating and Governance Committee which is posted to Skyline’s website at www.skylinecorp.com and available in paper form upon request to Skyline’s Secretary.

The amended and restated by-laws of the Company (the “By-Laws”) contain provisions requiring shareholders to provide advance notice to the Company of shareholder proposals and other business to be considered at shareholders’ meetings (Section 11 of Article III of the By-Laws), advance notice of shareholder nominations for director elections at annual shareholders’ meetings (Section 12 of Article III of the By-Laws), as well as the information required to be submitted by shareholders in connection with any shareholder proposal or director nomination, and delineating the director qualifications that the Nominating and Governance Committee of the Board must consider in assessing whether any proposed director nominee should be considered for membership on the Board (Section 12(b) of Article III of the By-Laws).

The Compensation Committee consists of Messrs. Firth, Hammes, Link, Rosenthal, and Thompson. Messrs. Hammes and Link will step down from the Compensation Committee upon the expiration of their terms as directors at the Annual Meeting. The Compensation Committee met two times during the fiscal year ended May 31, 2017. Every member of the Compensation Committee was present at all the meetings, except one committee member missed one Committee meeting. The functions of the Compensation Committee are to discharge the Board’s responsibilities relating to compensation of Skyline’s executives, review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate Chief Executive Officer performance in light of these goals and objectives and set the Chief Executive Officer’s compensation level based on this evaluation, and to make recommendations to the Board regarding incentive compensation plans, equity based plans and to undertake any similar functions.

In fiscal 2017, the Compensation Committee retained an outside consultant, Korn Ferry Hay Group (“KFHG”), to assist the committee in reviewing and evaluating certain aspects of the Company’s executive compensation programs. The services for fiscal 2017 provided by KFHG focused on the development of the Company’s peer group, a review of the Company’s fiscal 2017 cash incentive plan, and a review of short-term and long-term incentive plan designs and prospective grant modeling. The fees paid to KFHG for those services were approved solely by the Compensation Committee. During fiscal 2017, KFHG did not provide any additional services to the Company or the Company’s affiliates other than the executive compensation consulting services to the Compensation Committee described herein. In accordance with the rules of the SEC and NYSE American LLC stock exchange, the Compensation Committee has considered the independence of KFHG pursuant to, and based on the factors set forth in, such rules, including the following factors: (i) other services provided to the Company by KFHG; (ii) fees paid as a percentage of KFHG’s total revenue; (iii) policies and procedures maintained by KFHG that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants involved in the engagement and any member of the Compensation Committee; (v) any Company stock owned by individual consultants involved in the engagement; and (vi) any business or personal relationships between our executive officers and KFHG or the individual consultants involved in the engagement. The Compensation Committee has concluded that no conflict of interest exists that would prevent KFHG from serving as an independent consultant to the committee.

When setting executive officer compensation for fiscal 2017, the Compensation Committee considered recommendations from KFHG and the Company’s management. The executive officers for whom compensation recommendations and proposals were discussed were not present during those discussions with the committee. When setting the fiscal 2017 compensation for the Company’s Chief Executive Officer, the Chief Executive Officer was not present during the discussions. The Compensation Committee retains the discretion to accept, adjust, or reject any recommendations and proposals concerning executive officer compensation.

Skyline has a written charter for the Compensation Committee which is posted to Skyline’s website at www.skylinecorp.com and available in paper form upon request to Skyline’s Secretary. The members of the Compensation Committee are all independent as defined in the applicable listing standards.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee of Skyline’s Board of Directors has reviewed and discussed Skyline’s audited financial statements with management; has discussed with Skyline’s independent registered public accounting firm, Crowe Horwath LLP, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, PCAOB Release No. 2012-004 (August 15, 2012) (AS No. 16); has received from the auditors disclosures regarding the auditors’ independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the auditors the auditors’ independence; and has, based on the review and discussions noted above, recommended to Skyline’s Board of Directors that the audited financial statements be included in Skyline’s Annual Report on Form 10-K for the fiscal year ended May 31, 2017 for filing with the Securities and Exchange Commission. Skyline’s Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A current copy of the Audit Committee Charter is available on Skyline’s website at www.skylinecorp.com and available in paper form upon request to Skyline’s Secretary.

John W. Rosenthal, Sr., Chairman1

John C. Firth

Jerry Hammes

David T. Link

Samuel S. Thompson

Audit Fees

The aggregate fees billed for professional services rendered for the audit of Skyline’s annual financial statements for the last two fiscal years ended May 31, 2016 and May 31, 2017 and the reviews of the financial statements included in Skyline’s Forms 10-Q and all services that are normally provided by the accountants, Crowe Horwath LLP, in connection

1

William H. Lawson, the former Chairman of the Audit Committee, retired from the Board of Directors on August 3, 2017 and stepped down from the Audit Committee on that date. Upon Mr. Lawson’s retirement, Mr. Rosenthal was appointed Chairman of the Audit Committee. Mr. Lawson served on the Audit Committee through the date of his retirement on August 3, 2017 and participated in the reviews and discussions referred to above.

with statutory and regulatory filings or engagements for those fiscal years were $174,000 and $230,000 for the fiscal years ended May 31, 2016 and 2017, respectively.

Audit-Related Fees

The aggregate fees billed by Crowe Horwath LLP for professional services during the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of Skyline’s financial statements, other than those reported as Audit Fees, were $18,000 and $11,000 for the fiscal years ended May 31, 2016 and 2017, respectively.

Tax Fees

The aggregate fees billed by Crowe Horwath LLP in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning were $32,000 and $19,000 for the fiscal years ended May 31, 2016 and 2017, respectively. The services were the review, assistance, preparation, and signing of Skyline’s consolidated Federal and State income tax returns.

All Other Fees

Crowe Horwath LLP did not bill Skyline for any services other than those addressed under the captions “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” for the fiscal years ended May 31, 2016 and 2017.

Pursuant to the Audit Committee’s preapproval policies and procedures under 17 CFR 210.2-01(c)(7)(i), all audit engagements received explicit approval by the Audit Committee after the Audit Committee received an adequate description of the proposed engagement.

The percentage of the services addressed under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” that were preapproved by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i) is 100%.

Code of Business Conduct and Ethics

Skyline has Codes of Business Conduct and Ethics which apply to all employees, officers, and directors. The ethics policy is posted to Skyline’s website at www.skylinecorp.com and is available in paper form upon request to the Skyline Secretary.

NYSE American Corporate Governance Listing Standards

On September 26, 2016, the Annual Written Affirmation provided for in the NYSE American LLC (formerly known as the NYSE MKT LLC) Company Guide was filed by Skyline’s Chief Executive Officer with NYSE American LLC. The foregoing certification was unqualified.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of July 31, 2017, information relating to the beneficial ownership of Skyline Common Stock by each of our current Directors and the three nominees for election as Directors, our Named Executive Officers for fiscal year 2017, and all of our current executive officers and Directors as a group, based on the Company’s records and data supplied by each of the Directors and Named Executive Officers. The percentage of beneficial ownership set forth below is based upon 8,391,244 shares of Common Stock issued and outstanding as of the close of business on July 31, 2017. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Skyline Corporation, 2520 By-Pass Road, P.O. Box 743, Elkhart, Indiana 46515. Each person set forth in the table below has sole voting and investment power with respect to the shares listed, unless otherwise indicated.

Name and Title	Shares of Skyline Common Stock Beneficially Owned at July 31, 2017 Directly or Indirectly		Percent of Class(2)
ARTHUR J. DECIO Director Nominee and Current Director	1,407,784	(1)	16.8%

RICHARD W. FLOREA Director Nominee, Current Director, President and Chief Executive Officer	103,500	(3)	1.2%

JOHN C. FIRTH Director Nominee and Current Director	10,500		*

SAMUEL S. THOMPSON Director Nominee and Current Director	3,000		*

JOHN W. ROSENTHAL SR. Director Nominee and Current Director	1,000		*

MATTHEW W. LONG Director Nominee	—		*

THOMAS L. EISELE Director Nominee	—		*

JERRY HAMMES Current Director	13,000		*

DAVID T. LINK Current Director	600		*

TERENCE M. DECIO Vice President, Marketing and Sales	30,080		*

JEFFREY A. NEWPORT Chief Operating Officer	5,000	(4)	*

ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (12 persons)	1,577,464		18.8%

*	Represents less than 1% of the Company’s outstanding shares of Common Stock calculated in accordance with Rule 13d-3 under the Exchange Act. See footnote 2 below.
(1)	Includes 33,500 shares in The Arthur J. Decio Foundation, a charitable foundation, of which Mr. Decio is a trustee. Mr. Decio disclaims any beneficial interest with respect to these shares.
(2)

For each individual or group disclosed in the table above, the figures in this column are based on 8,391,244 shares of Common Stock issued and outstanding as of July 31, 2017, plus the number of shares of Common Stock each such individual or group has the right to acquire on or within 60 days after July 31, 2017, if any, computed in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(3)

Includes 80,000 shares subject to vested stock options granted to Mr. Florea on June 25, 2015 under the 2015 Plan and which are currently exercisable. Under the terms of the grant, the original award consisted of a grant of options to purchase 200,000 shares of Skyline’s common stock, vesting in five annual installments of 40,000 options each, with the first and second tranches vesting on June 25, 2016 and 2017. Three vesting tranches remain – 40,000 options vest on each of June 25, 2018, 2019, and 2020.

(4)

Includes 5,000 shares subject to vested stock options granted to Mr. Newport on February 1, 2016 under the 2015 Plan and which are currently exercisable. Under the terms of the grant, the original award consisted of a grant of options to purchase 25,000 shares of Skyline’s common stock, vesting in five annual installments of 5,000 options each, with the first tranche vesting on February 1, 2017. Four vesting tranches remain – 5,000 options vest on each of February 1, 2018, 2019, 2020 and 2021.

SECURITY OWNERSHIP OF CERTAIN OTHER BENEFICIAL OWNERS

The following table sets forth, as of July 31, 2017, information relating to the beneficial ownership of Skyline Common Stock by each person, entity, or “group” as indicated known to Skyline to beneficially own at least 5% of Skyline’s Common Stock. Information with respect to beneficial owners of more than 5% of the outstanding Common Stock is based on filings those persons have made with the SEC.

Name and Address of Beneficial Owner	Shares of Skyline Common Stock Beneficially Owned at July 31, 2017	Percent of Class(1)
Wells Fargo & Company(2) 420 Montgomery Street San Francisco, CA 94104	1,162,902	13.9%

Tontine Asset Associates, LLC(3) 1 Sound Shore Drive, Suite 304 Greenwich, CT 06830-7251	1,133,039	13.5%

Venator Capital Management, Ltd.(4) 2 Bloor Street West, Suite 901 Toronto, Ontario, Canada M4W 3E2	569,633	6.8%

(1)

For each beneficial owner disclosed in the table above, the figures in this column are based on 8,391,244 shares of Common Stock issued and outstanding as of July 31, 2017, plus the number of shares of Common Stock each such individual or entity has the right to acquire on or within 60 days after July 31, 2017, if any, computed in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(2)

This information is based solely on a Schedule 13G/A filed with the SEC as of December 31, 2016 on behalf of Wells Fargo & Company (“Wells Fargo”) and various affiliates of Wells Fargo, including Wells Capital Management Incorporated (“WCMI”) and Wells Fargo Funds Management, LLC (“WFFM”). Wells Fargo has sole dispositive and voting power with respect to 1 of the reported shares, shared voting power with respect to 352,401 of the reported shares, and shared dispositive power with respect to 1,162,901 of the reported shares. WCMI has shared voting and dispositive power with respect to 1,153,280 of the reported shares. WFFM has shared voting power with respect to 810,500 of the reported shares.

(3)

This information is based solely on a Schedule 13G/A filed with the SEC as of July 19, 2017 on behalf of Tontine Asset Associates, LLC (“TAA”) and various affiliates of TAA, including Tontine Capital Overseas Master Fund II, LP (“TCOM II”), and Jeffrey L. Gendell. The reported shares are directly owned by TCOM II. TAA is the general partner of TCOM II and has the power to direct the affairs of TCOM II. Mr. Gendell is the Managing Member of TAA and in that capacity directs its operations. TAA and Mr. Gendell each has shared voting and dispositive power with respect to all 1,133,039 of the reported shares.

(4)

This information is based solely on a Schedule 13G filed with the SEC as of December 31, 2016 on behalf of Venator Capital Management, Ltd. (“Venator”) and various affiliates of Venator, including Venator Founders Fund L.P., an Ontario limited partnership (“Venator Founders Fund”), Venator Partners Fund L.P., an Ontario limited partnership (“Venator Partners Fund”), Venator Partners Master Fund L.P., a Cayman Islands limited partnership (“Venator Master Fund”), Venator Select Fund L.P., an Ontario limited partnership (“Venator Select Fund”), and Focus 900 Ltd., a Cayman Islands exempted company (“Focus 900”). Venator serves as investment manager to each of Venator Founders Fund, Venator Partners Fund, Venator Master Fund, Venator Select Fund and Focus 900. Brandon Osten is Chief Executive Officer, portfolio manager, and controlling shareholder of Venator. In such capacities, Venator and Mr. Osten may be deemed to have voting and dispositive power over the reported shares held for the accounts of Venator Founders Fund, Venator Partners Fund, Venator Master Fund, Venator Select Fund and Focus 900. Venator and Mr. Osten each has shared voting and dispositive power with respect to all 569,633 of the reported shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers, Directors, and shareholders who beneficially own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. Officers, Directors, and greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Forms 3, 4, and 5 that they file. Based solely on Skyline’s review of the copies of the forms it has received and representations from certain reporting persons that they were not required to file a Form 5 for certain fiscal years, Skyline is not aware of any transactions in Skyline securities that were not timely reported as required by Section 16(a) of the Exchange Act during the fiscal year ended May 31, 2017.

EXECUTIVE COMPENSATION

Summary Compensation Table

for fiscal years ended May 31, 2017 and 2016

The following table provides information about all compensation awarded to, earned by, or paid to the Company’s Chief Executive Officer and the two most highly compensated executive officers other than the Chief Executive Officer whose total compensation for the fiscal year ended May 31, 2017 exceeded $100,000 (these three individuals are referred to as the “Named Executive Officers”) during the fiscal years ended May 31, 2017 and May 31, 2016.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Total ($)
Richard W. Florea President and Chief Executive Officer	2017 2016	369,000 305,000	(2)	14,000 150,000	179,000 —	170,000 421,000	732,000 876,000
Jeffrey A. Newport Chief Operating Officer	2017	230,000		8,000	37,000	49,000	324,000
Terrence M. Decio(3) Vice President, Marketing and Sales	2017 2016	244,000 240,000		4,000 —	— —	— —	248,000 240,000

(1)

Amounts in these columns represent the aggregate grant date fair value of each award computed in accordance with Accounting Standards Codification (“ASC”) Topic 718. For the assumptions made in the valuation of these stock and option awards, see Note 13 to our audited consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2017. Options are for the purchase of shares of common stock.

(2)

Mr. Florea was appointed President and Chief Executive Officer effective July 27, 2015, which was during the second month of the Company’s fiscal year 2016. The salary figure for Mr. Florea shown in this table for fiscal 2016 represents the salary earned by Mr. Florea for the portion of fiscal 2016 during which he was employed by the Company, at an annual base salary of $360,000.

(3)	Terrence M. Decio is the son of Arthur J. Decio.

Employment Agreement with Richard Florea

The Company has entered into an Executive Employment Agreement dated June 25, 2015 (the “Employment Agreement”) with Richard W. Florea, the Company’s President and Chief Executive Officer. Following is a description of the material terms of the Employment Agreement.

The initial term of the Employment Agreement continued until May 31, 2017, and upon expiration of the initial term the Employment Agreement will automatically renew for successive one-year periods unless one of the parties gives 60-day prior notice of termination to the other party or the agreement is earlier terminated in accordance with its terms. The Employment Agreement provides Mr. Florea with an annual base salary of $360,000, and he will be eligible to receive an annual performance bonus for each of Skyline’s fiscal years in an amount up to 50% of his base salary based on the achievement of certain financial and operational goals for Skyline and Mr. Florea as established by the Board. Each annual performance bonus to which Mr. Florea becomes entitled will be paid by August 15 following the fiscal year for which the bonus is due. Additionally, Mr. Florea was granted options to purchase 200,000 shares of Skyline common stock under the Skyline Corporation 2015 Stock Incentive Plan (the “2015 Plan”). The options vest in five annual installments of 40,000 options each. Mr. Florea also is entitled to participate in the medical, life, and disability insurance plans, retirement plans, and other employee benefit plans and policies as established by Skyline from time to time upon the same terms as available to other executive officers of Skyline.

Under the Employment Agreement, Mr. Florea is entitled to receive severance benefits if his employment is terminated under certain circumstances. In this regard, if Skyline terminates Mr. Florea’s employment without “Cause” (as defined in the Employment Agreement) in contemplation of a “Change in Control” (as defined in the Employment Agreement) or without Cause within six months after the occurrence of a Change in Control, then he will be entitled to the following severance benefits: (i) his then-current base salary for an 18-month period; and (ii) all stock options granted to Mr. Florea (as described in the preceding paragraph) will immediately vest. These severance benefits will be payable to Mr. Florea in equal quarterly installments with the first installment payable on the first day of the seventh month after the date on which his employment was terminated. However, if Mr. Florea accepts other employment or other consulting engagements within the above-referenced 18-month severance period, his remaining severance payments will be reduced by the total amount of the base salary earned by or paid to Mr. Florea in connection with his subsequent employment or engagement.

If the Employment Agreement is terminated for any reason other than in connection with a Change in Control as described in the preceding paragraph, Mr. Florea will receive his earned but unpaid base salary through the date of termination, any reimbursable business expenses, and any accrued but unpaid vested amounts under any of Skyline’s employee benefit plans, and if the termination was without “Cause,” severance payments equal to his then-current base salary for a 9-month period.

In addition, Mr. Florea is bound by noncompetition provisions that restrict him from competing with Skyline for nine months following the termination of his employment with Skyline, except that in the event of termination of his employment without Cause in contemplation of or within six months after a Change of Control, the noncompetition period shall be 18 months (i.e., the same period in which he would be entitled to severance payments in those circumstances). Mr. Florea also is subject to nonsolicitation restrictions with respect to Skyline’s customers and employees for the same period. Finally, Mr. Florea is subject to confidentiality provisions protecting Skyline’s confidential business information from unauthorized disclosure.

401(k) Plan

Skyline has a 401(k) plan where all employees become eligible in the 401(k) plan as of the June 1 or December 1 immediately following completion of six months of employment. Participants in the 401(k) plan have the ability to self-direct investments pursuant to various investment choices permitted under the plan. Employee deferrals under the 401(k) plan are 100% vested. However, assets transferred from two profit sharing plans which are now terminated remain subject to a six year vesting schedule ranging from 0% after one year of employment to 100% after six or more years. Skyline in any year has the discretion to contribute employer contributions on a matching basis (based on participant 401(k) deferrals), or as a profit sharing contribution on the basis of compensation earned by participants. No employer contributions are required in any year. Any employer contributions are subject to the maximum amount permitted under the Internal Revenue Code.

Skyline reserves the right to modify, amend, or terminate the 401(k) plan. In the event of termination of the 401(k) plan, the 401(k) plan trustee must pay all benefits under the plan to participants or their beneficiaries in accordance with Plan provisions and IRS and ERISA requirements.

Outstanding Equity Awards at Fiscal Year-End 2017

The following table and footnotes set forth information regarding outstanding option awards as of May 31, 2017 for the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Richard W. Florea	40,000	160,000	3.12	6/5/2025	(2)	12,000	(3)	63,120
Jeffrey A. Newport	5,000	20,000	4.55	2/1/2026	(4)	3,000	(5)	15,780
Terrence M. Decio	—	—	—	—		—		—

(1)

The amounts in this column have been calculated by multiplying $5.26 (the closing price of the Company’s common stock on the last trading day of fiscal 2017, which was May 31, 2017) by the number of shares of stock.

(2)

The option amounts in this row represent options granted to Mr. Florea under the 2015 Plan. The original award consisted of a grant of options to purchase 200,000 shares of Skyline’s common stock, with a grant date of June 25, 2015. The options vest in five annual installments of 40,000 options each, with the first and second tranches vesting on June 25, 2016 and 2017. Three vesting tranches remain – 40,000 options vest on each of June 25, 2018, 2019, and 2020.

(3)

Represents shares of time-vested restricted stock granted to Mr. Florea under the 2015 Plan. The grant date of the award was January 10, 2017. The shares will vest in one installment, in full, on January 10, 2022.

(4)

The option amounts in this row represent options granted to Mr. Newport under the 2015 Plan. The original award consisted of a grant of options to purchase 25,000 shares of Skyline’s common stock, with a grant date of February 1, 2016. The options vest in five annual installments of 5,000 options each, with the first tranche vesting on February 1, 2017. Four vesting tranches remain – 5,000 options vest on each of February 1, 2018, 2019, 2020 and 2021.

(5)

Represents shares of time-vested restricted stock granted to Mr. Newport under the 2015 Plan. The grant date of the award was February 27, 2017. The shares will vest in one installment, in full, on February 27, 2022.

Skyline Corporation 2015 Stock Incentive Plan

Effective June 25, 2015, our Board of Directors adopted the Skyline Corporation 2015 Stock Incentive Plan, which was approved by the Company’s shareholders on September 21, 2015. The 2015 Plan allows us to grant stock options and other equity awards to our Directors, officers, employees, and eligible independent contractors. The purpose of the 2015 Plan is to enhance our long-term shareholder value by offering opportunities to our Directors, officers, employees, and eligible independent contractors to acquire and maintain stock ownership in Skyline providing them with an increased incentive to work for our success and to enable Skyline to attract and retain capable employees, Directors, and independent contractors. The 2015 Plan is administered, and the specific terms of awards are determined, by the Compensation Committee of our Board of Directors.

A total of 700,000 shares of our common stock are available for issuance under the 2015 Plan. Awards under the plan may be in the form of (i) incentive stock options intended to be qualified under Section 422 of the Internal Revenue Code; (ii) non-qualified stock options (that are not intended to be so qualified); (iii) restricted stock (awarded subject to risk of forfeiture); (iv) stock appreciation rights (representing the right to receive value based on appreciation in the value of shares following the date of an award); (v) restricted stock units (representing the right to receive value based on the fair market value of a number of shares; and (vi) performance awards (representing the right to receive value based on the achievement of prescribed performance goals).

Stock appreciation rights, restricted stock units, and performance awards may be paid in cash, stock, or a combination of the two. Options awarded under the 2015 Plan will not have a term longer than 10 years following the date of grant. Awards granted under the 2015 Plan are non-transferable, other than by will or the laws of descent and distribution or a qualified domestic relations order. If an award expires, terminates, or is canceled, the shares of our common stock not issued or forfeited thereunder shall again be available for issuance under the 2015 Plan. The 2015 Plan contains other terms and conditions customary for omnibus equity award plans of this type.

Retirement Benefits

for fiscal year ended May 31, 2017

Skyline has entered into arrangements with certain employees, including one Named Executive Officer, which provide for Skyline to pay benefits to the employees’ estates in the event of death during active employment or to pay retirement benefits over 10 years beginning at the date of retirement. Skyline also purchased life insurance contracts on the covered employees. The cash surrender value of the insurance contracts are recorded as a long-term other asset and the net present value of the maximum potential benefit is recorded as a liability on Skyline’s financial statements.

The following table provides information on a plan that provides for payments or other benefits in connection with one Named Executive Officer’s retirement, excluding tax-qualified and non-qualified defined contribution plans. Messrs. Florea and Newport did not participate in any such plan during fiscal 2017.

Named Executive Officer’s Retirement Benefit Table

Named Executive Officer	Plan Name	Vesting Age	Annual Retirement Amount ($)	Annual Beneficiary Amount ($)	Maximum Potential Remaining Balance ($)	Present Value of Accumulated Benefit ($)
Terrence M. Decio	Supplemental Retirement Benefits	60	75,000	75,000	750,000	618,000

Compensation of Directors

Directors who are not employees of Skyline receive an annual fee of $20,000 payable in quarterly installments and receive $1,000 for each Board or Committee meeting attended. In addition, the non-executive Chairman receives an annual fee of $110,000. The Chairman of the Audit Committee receives $4,000 annually and the remaining members of the Audit Committee receive $3,000 annually, payable in quarterly installments. Chairmen of the other Committees who are not employees of Skyline receive an additional $3,000 annually, and Committee members of the other Committees who are not employees of Skyline receive an additional $2,000 annually, payable in quarterly installments.

Director Compensation

for the fiscal year ended May 31, 2017

The following table summarizes payments made to directors for the fiscal year ended May 31, 2017. Mr. Florea receives no compensation as a Director of Skyline. All compensation paid to and equity awarded to Mr. Florea is based on his status as an executive officer of Skyline. See the “Summary Compensation Table” on page 19 for a description of Mr. Florea’s compensation.

Name	Total Fees Earned or Paid in Cash ($)

Arthur J. Decio	$ 20,000

John C. Firth	$150,000

Jerry Hammes	$ 39,000

William H. Lawson	$ 42,000

David T. Link	$ 40,000

Samuel S. Thompson	$ 41,000

John W. Rosenthal, Sr.	$ 27,250

Transactions with Related Persons

Skyline did not participate in any transaction with a “related person” as defined by 17 CFR §229.404 during the fiscal years ended May 31, 2017 or May 31, 2016 in which the amount involved exceeded the lesser of $120,000 or one percent (1%) of the average of Skyline’s total assets as of the end of Skyline’s fiscal years ending May 31, 2017 and May 31, 2016.

Risk and Executive Compensation

It is the judgment of the Board that Skyline’s compensation policies and practices are unlikely to have a material adverse effect to Skyline. This conclusion was based in part upon the fact Skyline does not currently use compensation programs at levels that commit Skyline to compensation obligations that may be inconsistent with the long-term performance of Skyline. The value of awards under the 2015 Plan should largely track changes in value of Skyline Common Stock.

DIRECTOR INDEPENDENCE AND EXECUTIVE SESSIONS

The Board of Directors has affirmatively determined that each of the five current non-management Directors – Jerry Hammes, David T. Link, John C. Firth, Samuel S. Thompson, and John W. Rosenthal, Sr. – is an independent Director, and therefore, that a majority of Skyline’s Board of Directors is currently independent as so defined. The Board of Directors also has determined that, upon their election to the Board, each of Matthew W. Long and Thomas L. Eisele will qualify as an independent director. Each of the aforementioned persons would also qualify as an independent Nominee for Director. For this purpose, Skyline’s Board adopted the following categorical standards based in part on the New York Stock Exchange Corporate Governance Listing Standards approved by the SEC on November 4, 2003, as amended, and additional categories considered appropriate by the Board:

1.

No Director qualifies as “independent” unless the Board affirmatively determines that the Director has no material relationship with Skyline or any of its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Skyline or its subsidiaries);

2.

A Director who is an employee, or whose immediate family member is an executive officer of Skyline or any of its subsidiaries, is not independent until three (3) years after the end of such employment relationship;

3.

A Director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from Skyline or any of its subsidiaries, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three (3) years after he or she ceases to receive more than $120,000 per year in such compensation;

4.

A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by a present or former internal or external auditor of Skyline or any of its subsidiaries, is not “independent” until three (3) years after the end of the affiliation or the employment or auditing relationship;

5.

A Director who is employed, or whose immediate family member is employed, as an executive officer of another company when any of Skyline or any of its subsidiaries’ present executives serve on that other company’s compensation committee is not “independent” until three (3) years after the end of such service or the employment relationship;

6.

A Director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payment from, Skyline or any of its subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues, is not “independent” until three (3) years after falling below such threshold;

7.

The Board has determined that there are no relationships between Skyline and the Directors classified as independent other than service on Skyline’s Board of Directors and compensation paid to such Directors.

The foregoing independence determination of the Board of Directors also included the conclusions that:

1.

Each of the members of the Audit Committee, Nominating and Governance Committee, and Compensation Committee listed above is respectively independent under the standards listed above for purposes of membership on each of these committees; and

2.	Each of the members of the Audit Committee also meets the additional independence requirements under SEC. Rule 10A-3(b).

Mr. Firth is currently serving as the non-executive Chairman for purposes of scheduling and setting the agenda for executive sessions of the independent Directors. It is presently contemplated that there will be regular executive sessions during the fiscal year ending May 31, 2018 in conjunction with regularly scheduled Board meetings, in addition to the separate meetings of the key standing committees of the Board of Directors. There were four executive sessions of the independent directors held in the fiscal year ended May 31, 2017. All shareholders and interested parties may communicate directly with the independent Directors by sending an e-mail to board@skylinecorp.com.

The Board of Directors has adopted a statement of governance principles that is available on Skyline’s website at www.skylinecorp.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Crowe Horwath LLP as Skyline’s independent auditor for the fiscal year ending May 31, 2018. Crowe Horwath LLP has been the Company’s independent auditor since 2005, and is considered by management to be well qualified. The Board and the Audit Committee recommend that shareholders ratify the appointment of Crowe Horwath LLP as Skyline’s independent auditor for Skyline’s fiscal year 2018. Although not required to do so, Skyline believes that it is appropriate to request that shareholders ratify this appointment. If shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for the shareholders’ rejection and reconsider the appointment. Representatives of Crowe Horwath LLP will be at the Annual Meeting, will be given the opportunity to make a statement, and will be available to respond to questions.

COMMUNICATIONS WITH DIRECTORS

Skyline provides for a procedure for shareholders and other interested parties to communicate with the Board. Communications may be sent to the attention of all Board Members or Committees in care of board@skylinecorp.com or to the independent directors only at chairman@skylinecorp.com.

SHAREHOLDER PROPOSALS

To be considered for inclusion in next year’s proxy statement, shareholder proposals must be received at Skyline’s principal executive offices not earlier than the close of business on June 1, 2018, nor later than the close of business on July 1, 2018.

If a shareholder wishes to submit a proposal for consideration at the 2018 Annual Meeting of Shareholders, or if a shareholder wishes to recommend a candidate for election to the Board, the Company’s By-laws require the shareholder to provide the Company with written notice of such proposal or recommendation no less than 90 days, nor more than 120 days, in advance of the first anniversary of the 2017 Annual Meeting (in the event that the date of the 2018 Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, the shareholder must provide the

Company with written notice of such proposal or recommendation no less than 90 days, nor more than 120 days, in advance of the meeting or, if later, the 10th day following the first public announcement of the date of the 2018 Annual Meeting of Shareholders).

Notice of intention to present proposals at the 2018 Annual Meeting should be addressed to:

Jon S. Pilarski

Vice President, Finance and Treasurer,

Chief Financial Officer

Skyline Corporation

2520 By-Pass Road

Elkhart, Indiana 46514

Skyline reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the annual meeting. However, if other proper matters are presented at the meeting, it is the intention of the proxies named in the enclosed proxy to take such action as shall be in accordance with their best judgment.

The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying material, will be paid by Skyline. Skyline expects to pay approximately $2,000 to Georgeson, Inc. as compensation for the solicitation of proxies, and may reimburse brokers and others for their expense for sending proxy material to principals for the purpose of obtaining signed proxies. In addition, solicitation may be by mail, telephone, fax and personal interview by regularly engaged officers of Skyline who will not be additionally compensated therefor.

Shareholders are respectfully requested to date, sign and return promptly the enclosed proxy in the enclosed envelope. No postage is required if mailed in the United States.

By Order of the

Board of Directors

Martin R. Fransted

Corporate Controller and Secretary

IMPORTANT: Please mark, sign, date and promptly return this proxy using the enclosed envelope.

PROXY

SKYLINE CORPORATION

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jon S. Pilarski and Martin R. Fransted as proxies, each with the power to appoint a substitute, and hereby authorizes them, or either of them, to appear and to vote as designated below, all the shares of common stock held of record by the undersigned on July 31, 2017, at the Annual Meeting of Shareholders of Skyline Corporation, to be held at 9:00 a.m. Eastern Daylight Time on September 29, 2017, at the Garden Ballroom, Hilton Garden Inn, 3401 Plaza Court, Elkhart, Indiana, and at any adjournments thereof.

1.	ELECTION OF DIRECTORS

NOMINEES:

Arthur J. Decio, John C. Firth, Richard W. Florea, John W. Rosenthal Sr., Samuel S. Thompson, Matthew W. Long and Thomas L. Eisele

Mark Only One Box:

☐ FOR all nominees listed above; except vote withheld with respect to nominee/s listed below (if any).	☐ WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2.	ADVISORY VOTE TO RATIFY APPOINTMENT OF CROWE HORWATH LLP AS INDEPENDENT AUDITOR

The ratification of Crowe Horwath LLP as Skyline’s Independent Auditor for fiscal year 2018.

Mark Only One Box:

☐ FOR ratifying the appointment of Crowe Horwath LLP as Skyline’s Independent Auditor for fiscal year 2018.	☐ AGAINST ratifying the appointment of Crowe Horwath LLP as Skyline’s Independent Auditor for fiscal year 2018.

☐ ABSTAIN from ratifying the appointment of Crowe Horwath LLP as Skyline’s Independent Auditor for fiscal year 2018.

3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

RESOLVED, the shareholders approve the compensation awarded to Skyline’s Named Executive Officers for fiscal year 2017 as disclosed in the Executive Compensation discussion included in the Proxy Statement.

Mark Only One Box:

☐ FOR approval of the above resolution on the compensation of Named Executive Officers for fiscal year 2017.	☐ AGAINST approving the above resolution on the compensation of Named Executive Officers for fiscal year 2017.

☐ ABSTAIN from approving or disapproving the above resolution on the compensation of Named Executive Officers for fiscal year 2017.

4.	ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

To approve, on a non-binding advisory basis, the frequency of the shareholder vote on the compensation of Skyline’s Named Executive Officers.

Mark Only One Box:

☐ 1 Year	☐ 3 Years

☐ 2 Years	☐ ABSTAIN

5.	At his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed on other side)

(Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR: (1) THE NOMINEES FOR DIRECTORS; (2) THE RATIFICATION OF CROWE HORWATH LLP AS SKYLINE’S INDEPENDENT AUDITOR FOR FISCAL YEAR 2018; (3) APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2017; (4) EVERY “1 YEAR” ON THE ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION; AND (5) AT THE DISCRETION OF THE APPOINTED PROXY ON ALL OTHER BUSINESS PROPERLY BEFORE THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 29, 2017. Skyline’s Annual Report to Shareholders, Proxy Statement, and Proxy are available on the Internet at www.skylinecorp.com.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith, both of which are dated August 22, 2017.

Dated: [●], 2017

Signature

Signature

Please Print:

Name

Name

Address

Address

City, State, Zip Code

Date

Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.